# Legacy EdTech

## Cris Carter Partnership and Nasdaq Uplist Plan

***OTCQB: LEAI***

Apr 2022

***Transforming Entrepreneurial Education Platform to Doing Well by Doing Good***

***To make an omelette you have to break some eggs...***

LEGACY
Education Alliance, Inc.

**Websites**

- legacyeducationalliance.com
- club.legacyeducation.com
- legacydegree.com
- legacyopenlibrary.org
- myeliteportal.com
- youtube.com/EliteLegacyEducation

# Forward Looking Statement

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on April 9, 2021 for the year ended December 31, 2020. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on April 9, 2021, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

# **Cris Carter** Transforming Legacy Education with Vision and Purpose



***"I look forward to working with Legacy Education to partner with non-profit organizations, and bring hope to those who have lost hope, and a path to success for those who are struggling."***

*Success has been a part of Cris' DNA since his collegiate football days and Hall of Fame professional football career. In partnership with his brother, Jeff Davis the CEO of CB Tech, Cris is bringing his vision and understanding of how successful organizations are built and maintained to Legacy Education.*

*As one of the greatest wide receivers in NFL history, Cris scored 130 touchdowns and racked up 1,101 receptions for 13,899 yards (12.6 avg.) in 16 seasons, finishing his career as the NFL's second all-time leading receiver and with the second-most touchdowns in league history. Carter is a member of the Pro Football Hall of Fame and the NFL's All-Decade Team of the 1990s.*

*Cris transitioned seamlessly into broadcasting following his playing career, joining HBO's "Inside the NFL" as a studio analyst in 2002. He moved to ESPN in 2008, appearing on a variety of programs as a studio analyst, including "Sunday NFL Countdown" and "Monday Night Countdown," becoming a fixture on the sports television landscape.*

*An Ohio native, Carter attended The Ohio State University where he studied communications and was a first-team All-American and two-time All-Big Ten performer. He has been recognized for his work with inner-city youth, receiving the Walter Payton NFL Man of the Year Award in 1999. He also serves as a mentor in President Barack Obama's "My Brother's Keeper" Program.*

# **LEAI Update** Rebuilding Platform for Financial Education and EdTech/Degree Completion

**Legacy's Mission is consistent with the maxim:**
**Do well by doing good**

**This includes allowing our shareholders**
**To participate in our success as we**
**Implement our vision**

**Public Vehicle: EdTech /**
**Degree Completion Focus**

**Legacy Elite Spin Off: Restructure and Rebuild**
**- Access capital with a vision to relaunching on Nasdaq**

- LEAI has not had material trading liquidity in years.
- Restructuring is needed to unleash the value of the public platform.
- To facilitate a Nasdaq uplisting, LEAI plans to:
    - Clean its balance sheet by completing spinoff of existing business
    - Acquire synergistic business with positive earnings
    - Engage investment banker to execute on Nasdaq uplisting and financing transaction

# Corporate Restructuring to Build Shareholder Value

**LEAH: Existing Seminar Business**

*Approved by Shareholders*

*Spin Off to LTP*

*Licensing and operating agreement*

LEGACY
Education Alliance, Inc.

**OTC: LEAI**

Restructuring business to leverage Legacy intellectual property for the benefit of investors, students and employees

*$5 mm Debenture to LTP*

**Legacy EdTech** — Online Degree Business build on edX platform in partnership with Coopersmith Career Ed

COMINGSOON

**Legacy BlockChain** — Block Chain Education and application to real estate investment

**Legacy Crowd** — Leverage Legacy network to extend real estate investment to small company investing

**Legacy Club** — Legacy is building an investor club platform to monetize its network and fund a significant investment in digital marketing

**Legacy Education Alliance, INC. and Subsidiaries consolidated Balnce Sheets**

(Unaudited)

(In thousands, excepts share data)

| | Dec 31, 2020 |
|---|---|
| Accumulated deficit | 35,618 |
| Total stockholder's deficit | 23,636 |

| | |
|---|---|
| *Total Liabilities:* | $30 mm |
| *Tax Expense:* | $3.9 mm |
| *Accounts Payable:* | $2.8 mm |
| *Net Cash Used in Ops:* | $7.0 mm |

*Source: LEAI 10K, 2020*

# **Strategy** Build Platform to Support Cris' Vision

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

***Vision:*** Leverage infrastructure of Rich Dad, Poor Dad live event business to build platform for delivering education, career, and wellness services to youth from disadvantaged communities, on top of EdTech platform launch, and rebuilding education and investment business.

***Implementation***: Create youth events in partnership with non-profit organizations in basketball stadiums to deliver vision, hope and concrete team of educators and mentors to guide youth on path of education, career, financial and life success

***Message of Legacy Education CEO, Barry Kostiner to students:***

Look at your badge – there is a QR code on that badge – we have your name, your number, your address, your email address, and your IP address. When you use Tik Tok or Google, they want to sell you a pair of sneakers – when you give us your data, we want to help you succeed in life. I run Legacy Education – a company dedicated to delivering career-focused education – fast and low cost. I have been given the mission by Cris, Andrew and Alicia in partnership with Goodwill to work with everyone in this stadium for the rest of your lives to help you get an education, a career, a house, a car, a stable environment where you can care for your family, a mentor and a friend.

## ***Strategy Implementation and Partnership Structure***

- Cris Carter in partnership with Legacy Education will organize stadium events where Cris will present his vision for youth and disadvantaged communities. Remainder of presentations will be given by other inspiring speakers and Legacy Education mentors. Jeff Davis will oversee buildout of existing LEAI technology to follow up on all live event participants. We will enhance Legacy Education's marketing and education infrastructure to deliver the services needed to fulfill Cris Carter's vision.
- The live events will be the starting point to generate interests in multiple businesses, including a fund to co-invest with students (similar to Fortune Builders, but with a focus on social housing). We will also launch a non-profit scholarship fund which will include funding of both Legacy Degree and graduate / professional education.
- Our immediate focus is raising $2 mm for our convertible bridge loan to the LEAI Nasdaq uplisting. LEAI will provide the infrastructure to follow up on and monetize the relations with the thousands of people engaged with Cris Carter's organization.
- Our philosophy is to leverage the resources of as many different 3rd party organizations as possible, including non-profits, education, technology and government entities.

# **Implementation** Rebuild and Extend Legacy Education Platform

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

## *Do Well by Doing Good*

Go beyond success of non-profit organizations using business framework.

*Example:*

Typical non-profit university loses money with over $20 k / year in tuition ($80 k for 4 year degree)

Legacy Degree is expected to have over 40% net margin on delivering accredited degrees for $10 k in total.

### *Strategy Implementation and Partnership Structure*

- As Legacy Education returns to live events, it will focus on larger quarterly events with Cris Carter as the host. More frequent events will focus on online education and events held in partnership with non-profit organizations and local schools.
- Cris Carter's organization "Smart Brother" will take over the role of branding for Legacy Education previously held by Robert Kiyosaki and the Rich Dad, Poor Dad organization. Smart Brother will receive a 10% royalty on revenues in Legacy Education associated with students in the Smart Brother network.
- As part of successfully entering into partnership with Cris Carter and funding Nasdaq uplisting, affiliates of Barry Kostiner, Andrew McDonald and Chris Cobbinah will equally share in warrants on 20% of the shares outstanding at the time of the Nasdaq uplisting, at a 20% premium to the Nasdaq offering
- Part of the use of Smart Brother's funding may be to invest in LEAI.
- LEAI will fund operating infrastructure for Smart Brother and Apex Sports, with management contracts.
- Our team is also raising money for the expansion of Apex Sports to use sports education as a conduit for career-focused college degrees and financial education targeting underserved communities.
- Legacy Education is in discussion on the formation of a REIT SPAC, with the underlying principles that have been outlined in a paper released by Barry Kostiner on LinkedIn on 3 apr 22. A wholly owned subsidiary of LEAI will receive sponsor shares in this REIT SPAC. Additional sponsor shares will be allocated to Barry Kostiner, Andrew McDonald and Cris Cobbinah. Barry, Andrew and Chris are anticipating participation in the issuance of additional public real estate investments outside of Legacy Education. It is anticipated that $10 million will be allocated to investments in social housing in partnership with Legacy Education mentors and students.

# Financing Execute Creative PIPE Funding Structure

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

## Hedge Fund Structures

Turning family offices into investment banks: Building trading expertise and using hedge fund structures

***High level topics – Power of Hedge Fund Strategies:***

- *Bankruptcy / Distress Investing – Buy $1 for a nickel*
- *Leverage: Buy $1 with a nickel*
- *Credit: Show $1, don't need nickel*
- *Arbitrage: Take nickel off the table before it hits the table*
    - *Example: $1 bn DWAC PIPE – investors are taking NO risk!*
- *Public Markets: Valuation divorced from traditional economics (discounted cash flow) models*
    - *Example: AMC announcement of gold mine $30 mm investment, increased market cap by $800 mm*

***LEAI Convertible Bridge to Nasdaq Uplisting Terms***

- Up to $5 mm convertible note at a 20% discount to $15 mm Nasdaq offering
- Original Issue Discount (OID): 10%
- Interest Rate: 6%
- 100% warrant coverage (CASH exercise), 25% premium to Nasdaq listing
- Maturity: 12 months (required timeframe for Nasdaq offering)
- Will require conversion of all debentures prior to Nasdaq uplisting
- Option to extend maturity (e.g. delay Nasdaq uplisting) 6 months for additional 10% payment

***Structure facilitates hedging to de-risk investment:***

- The conversion shares will be included in a secondary registration statement that goes effective 60 days after the Nasdaq IPO. This is so that there is no selling pressure to interfere with having a successful IPO.
- The shares will be issued at a 20% discount to the VWAP for the 10 trading days after their registration is effective.
- The investors in the convertible note will not be restricted from trading any time after the Nasdaq IPO (e.g. they can short stock prior to getting registered shares, as well as trade actively during the VWAP period).

***Goal: use hedge fund strategies to raise capital, leverage power of family offices, and best in class principles of operations management to take impact investing beyond the success of government and non-profit institutions.***

# **Legacy Degree** Initial Deliverable to Implementing Vision

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

## Illustration:
## **Goodwill Mission**

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

***Legacy is building its online degree business on the Coopersmith platform, with over 15,000 students having completed their degrees and career plans***

- ***Lead in cost and time***
  Hybrid online education.
  "4 year" degree for under $10,000 in less than 18 months.

- ***Build community to overcome online negatives***
  Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance.

- ***Focus on career path and life goals***
  Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

**At under $10k for a full Bachelor's degree, we are a cost leader**

**5% online degree market share (150k students / year) would generate top line revenue in excess of $1 bn / year**

# Valuation Vision

## Generating Profits in a Cash Burn World

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

**Legacy will only invest in businesses that have a clear path to profitability**

| | 2021 | | | | | 2020 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Coursera COUR | Amsite AMST | Aspen ASPU | 2U TWOU | Udemy UDMY | Coursera COUR | Amsite AMST | Aspen ASPU | 2U TWOU | Udemy UDMY |
| Revenue | 415,287,000 | 674,580 | 67,812,520 | 945,682,000 | 518,157,000 | 293,511,000 | 59,749 | 49,061,080 | 774,533,000 | 429,899,000 |
| Gross Profit | 249,533,000 | 674,580 | 52,537,389 | 676,317,000 | 282,133,000 | 154,665,000 | 59,749 | 39,421,758 | 540,714,000 | 220,646,000 |
| GM % | 60% | 100% | 77% | 72% | 54% | 53% | 100% | 80% | 70% | 51% |
| Operating Costs | 392,596,000 | 8,648,592 | 58,028,529 | 843,755,000 | 357,540,000 | 221,248,000 | 4,142,133 | 42,240,099 | 710,549,000 | 294,026,000 |
| Op Income | (143,063,000) | (7,974,012) | (5,491,140) | (167,438,000) | (75,407,000) | (66,583,000) | (4,082,384) | (2,818,341) | (169,835,000) | (73,380,000) |
| EBITDA % | -34% | -1182% | -8% | -18% | -15% | -23% | -6833% | -6% | -22% | -17% |
| Total Assets | 958,910,000 | 12,476,833 | 80,806,906 | 2,109,006,000 | 739,851,000 | 417,624,000 | 5,704,673 | 66,239,511 | 1,544,264,000 | 282,096,000 |
| Stockholder's Equity | 741,513,000 | 11,735,090 | 49,090,474 | 829,155,000 | 392,200,000 | (221,824,000) | 2,999,896 | 41,747,957 | 940,990,000 | (260,685,000) |
| Net Tangible Assets | 731,422,000 | 10,422,447 | 30,939,076 | (670,907,000) | 345,903,000 | (232,394,000) | 1,722,799 | 24,612,107 | 206,090,000 | (274,698,000) |
| Share Price (11 feb 22) | 19.7 | 0.825 | 1.27 | 9.03 | 13.18 | | | | | |
| Shares Outstanding | 93,650,000 | 21,990,000 | 25,030,000 | 75,750,000 | 138,940,000 | | | | | |
| Mkt Cap | 2,770,000,000 | 18,138,000 | 31,794,000 | 684,065,000 | 1,831,000,000 | | | | | |
| Rev Multiple (Annualized) | 6.67 | 26.89 | 0.47 | 0.72 | 3.53 | | | | | |
| Op Income Multiple | Neg | Neg | Neg | Neg | Neg | | | | | |
| Employees | 779 | 22 | 398 | 3,772 | 1,131 | | | | | |
| Revenue / Employee | 533,103 | 30,663 | 170,383 | 250,711 | 458,141 | | | | | |

**We believe in building businesses that have a clear path to providing not only valuable services that positively impact society, but also profitability.**

**The EdTech world is led by companies that do not meet these criteria. We are committed to delivering value to our students, investors, employees and communities.**



# Appendix

## Data and Resources

# **LEAI Infrastructure** Building on 25-year investment in people and systems

***People***

With a 20 person core team and Philippines call center we can rebuild a global education business,

***But this time focus on profitability and digital delivery***

***Systems***

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrasture to manage over $700 mm in sales

Many of our students begin their journey to financial independence at a **Free - Preview Workshop**, next attending **3-Day Basic Training** classes followed by **Elite Training classes** and **mentorship programs** that can be customized to each individuals needs and learning styles.



Revenue by Segment (in Millions)
80
60
40
20
0
$57.1
$58.2
$21.5
$17.7
$19.1
$13.3
North America
U.K.
Other Foreign Markets
FY Ended 2017
FY Ended 2016



RICH DAD
POOR DAD
ROBERT T. KIYOSAKI

Basic and Advanced Level Trainings Courses Are Delivered Via:

**Live Classroom** **Live Online** **On-Demand** **1-on-1 Mentoring & Coaching**

Course Offerings (partial list)



BANK
FINANCING
Foreclosure
Strategies
F.A.C.T
H.I.T.S
OPTIONS
MASTER TRADER
FOREX
Elite
FOREX


NASDAQ CONGRATULATES
SAGALIAM
ACQUISITION CORP
ON THEIR IPO!
SAGA NasdaqListed
Nasdaq


NASDAQ
WELCOMES
AMERI HOLDINGS, INC
NOVEMBER 27, 2017
Ameri100
AMRH NasdaqListed
Nasdaq

# Executive Management

Future



Foundations



## Barry J. Kostiner

*Mr. Kostiner is serving as the Chief Executive and Chairman of Sagaliam Acquisition Corp (Nasdaq: SAGAU) and Chief Financial Officer of Sunfire Acquisition Corp (Nasdaq: SUNFU). Additionally, Mr. Kostiner has served as the President of Legacy Tech Partners, LLC (LTP), a microcap-focused EdTech investment vehicle, since February 2021, and has also been a Manager of Capital Markets at Legacy Education Alliance, Inc. (OTCQB: LEAI) since March 2021. Mr. Kostiner joined the Board of Directors of LEAI in May 2021. LEAI has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic. Mr. Kostiner has served as the Interim Chief Executive Officer of Legacy Education Alliance since December 1, 2021.*

*Mr. Kostiner was the CFO of Ameri Holdings Inc. (Nasdaq: AMRH) from October 2018 through December 2020. The operations of AMRH, including its global IT services business focused on SAP with operations in both the US and India, was acquired by management, with the residual Nasdaq vehicle acquired by Enveric Biosciences (Nasdaq: ENVB), an evidence-based cannabinoid pharma company focused on palliative therapies for cancer patients. Mr. Kostiner has been a consultant to ENVB since January 2021. From May 2016 through October 2018, Mr. Kostiner was a consultant to Cypress Skilled Nursing, a healthcare facility operator and from May 2017 through October 2018 he was a consultant to LinKay Technologies Inc., an artificial intelligence incubator with a portfolio of intellectual property focused on AI and LiDAR / geospatial technology, with research staff in India and New York. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC (Nasdaq: PGRI) from 2005 through 2009.*

*Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.*

legacyeducationalliance.com · sagaliam.com

# Bio Real Estate Investment: *Guidance and Inspiration*





*Laguna Beach mansion selling for $14 million created by designer of Qatar palace*

## Andrew McDonald

*A natural-born networker, entrepreneur, salesman and seeker, Andrew brings more than 20 years of real estate experience to Pacific Sotheby's. With a passion for helping others and a gift for identifying a home's potential, he is uniquely suited to bring out the highest values in real estate while serving buyers, sellers, and investors in what is often the most personal and significant transaction they will make in their lives.*

*Andrew McDonald, has lived nearly his entire adult life along the coastline of Orange County, and yet, his journey has been anything but static. His life experience as a born networker, serial entrepreneur, respected life coach and eventual business consultant, reflects common threads in a remarkable story — his commitment to demonstrating and inspiring peak performance and his passion to help people fulfill their dreams. His interest in real estate began in grade school, and upon his arrival in the arena, he quickly exhibited his competitive edge — the unique brand that has become his trademark.*

https://theandrewmcdonald.com/



*Robert Herjavec has found his latest investment in Newport Beach.*

*The businessman and "Shark Tank" star has purchased a waterfront home through a trust for $7.95 million.*

# SEC Filing History Turning the Ship

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

**We have been investing time and capital in reinventing and funding the Legacy education platform**

SEC filings:
https://www.sec.gov/edgar/browse/?CIK=1561880&owner=exclude

## Strategery Implementation

10 Jan 22 Registration of 42 mm shares
https://www.sec.gov/Archives/edgar/data/0001561880/000149315222000863/0001493152- 22-000863-index.htm

https://www.sec.gov/Archives/edgar/data/0001561880/000149315222000529/0001493152- 22-000529-index.htm

16 Jun 21 EdTech Strategy / Spinoff Presentation
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021032731/0001213900- 21-032731-index.htm

12 Mar 21, item 6, LTP Financing and Spin Off Term Sheet
https://www.sec.gov/Archives/edgar/data/1561880/000121390021015157/ea137574ex10- 5_legacyedu.htm

1 Jun 21 Spinoff Proxy
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021030251/0001213900- 21-030251-index.htm

## Funding History

11 nov 21, Mayer & Associates 140 mm share equity financing agreement – 20 mm shares free, 120 mm shares @$0.0583 = $7 mm
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021061626/0001213900-21-061626-index.htm

2 Sep 21, GLD Debenture = $1 mm, $500k funded @ $0.05/share with $0.05 warrant
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021046378/0001213900-21-046378-index.htm

12 mar 21 LTP Debenture = $5 mm, $675k funded @ $0.05/share with $0.05 warrant
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021015157/0001213900-21-015157-index.htm

27 apr 21, PPP - $1.9 mm, Crossriver Bank
https://www.sec.gov/Archives/edgar/data/0001561880/000121390021023134/0001213900-21-023134-index.htm

5 may 20 PPP - $1.9 mm, Pacific Premier Bank
https://www.sec.gov/Archives/edgar/data/0001561880/000121390020010747/0001213900-20-010747-index.htm